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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of report: February 6, 2007
                        (Date of earliest event reported)



                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


    Maryland                        1-11314                       71-0720518
 (State or other            (Commission file number)           (I.R.S. Employer
 jurisdiction of                                              Identification No)
  incorporation
 or organization)



                        31365 Oak Crest Drive, Suite 200
                           Westlake Village, CA 91361
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) (1) Effective March 1, 2007, the Board of Directors elected Wendy Simpson, who is 57 years old, as the registrant's Chief Executive Officer and President. Ms. Simpson joined the Company's Board in 1995, was Vice Chairman since April 2000, Chief Financial Officer since July 2000 and President and Chief Financial Officer since November 2005.

On February 6, 2007, the Compensation Committee of the Board of Directors of registrant approved an Amended and Restated Employment Agreement with Ms. Simpson that is effective March 1, 2007. On that date, Ms. Simpson's annual salary will be $400,000 and she will be eligible for a bonus, at the Board's discretion, of up to 100% of her salary.

Additionally, Ms. Simpson was granted 40,000 shares of restricted stock that vest only when she ceases to be employed by the registrant unless she voluntarily leaves not for good cause within the first two years of the contract. Ms. Simpson's 27,120 shares of prior granted, unvested restricted stock that were scheduled to vest in certain amounts each year through 2009 had their vesting schedule amended to coincide with the new 40,000 grant.

Other primary provisions of Ms. Simpson's employment agreement remain unchanged from her prior agreement.

(c) (2) Andre C. Dimitriadis, 66 years old, had been Chief Executive Officer since founding the registrant in 1992, will assume the title of Executive Chairman.

On February 6, 2007, the Compensation Committee of the Board of Directors of registrant approved an Amended and Restated Employment Agreement with Mr. Dimitriadis that is effective March 1, 2007. On that date, Mr. Dimitriadis' annual salary will be $240,000 and he will devote approximately two business days a week to the registrant.

Mr. Dimitriadis' 54,960 shares of prior granted, unvested restricted stock that were scheduled to vest in certain amounts each year through 2009 had their vesting schedule amended to vest only and immediately upon any termination of employment by any party, for any reason, regardless of whether such termination of employment is with our without cause and regardless of whether such termination of employment is with or without good reason.

Other primary provisions of Mr. Dimitriadis' employment agreement remain unchanged from his prior agreement.

(c) (3) The registrant has promoted Pamela Kessler, 41 years old, to the position of Senior Vice President and Chief Financial Officer. Ms. Kessler joined the registrant in July 2000 as Vice President and Controller.

On February 6, 2007, the Compensation Committee of the Board of Directors of registrant approved a Second Amended and Restated Employment contract with Ms. Pamela Kessler that is effective March 1, 2007. On that date, Ms. Kessler's annual salary will be $190,000.

Other primary provisions of Ms. Kessler's employment agreement remain unchanged from her prior agreement.

Item 9.01. -- Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

10.1 2007 Amended and Restated Employment Agreement of Wendy Simpson, effective as of March 1, 2007

10.2 2007 Amended and Restated Employment Agreement of Andre Dimitriadis, effective as of March 1, 2007

10.3 Second Amended and Restated Employment Agreement of Pamela Kessler, effective as of March 1, 2007

99.1     Press Release issued February 6, 2007.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      LTC PROPERTIES, INC.

Dated:  February 6, 2007              By:  /s/  WENDY L. SIMPSON
                                           -------------------------------------
                                           Wendy L. Simpson
                                           President, COO, CFO & Treasurer